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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Carey International, Inc. on Form S-8 (File No. 333-32335) or our report dated November 14, 1997, on our audit of the consolidated financial statements of Indy Connection Limousines, Inc. as of September 30, 1997, and for the year then ended, which report is included in this Report on Form 8-K/A.


                                        Coopers & Lybrand L.L.P.

Washington, DC
January 13, 1997